SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2014

MIDWEST OIL AND GAS INC.

(Exact name of Company as specified in its charter)

Nevada	000-54666	27-1614533
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
400 West Sycamore Street Independence KS 67301
(Address of principal executive offices)
(885) 200-6964
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On 16 December, 2014 Midwest Oil and Gas Inc. (the “Registrant”) closed a private placement of 175,000 common shares at $0.20 per share for a total offering price of $35,000. The common shares were offered by the Company pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. The private placement was fully subscribed to by one non-U.S. person.

For all the terms and provisions of the private placement, reference is hereby made to such document annexed hereto as Exhibits 10.1. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.

Description

10.1

Form of Private Placement Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST OIL AND GAS INC. Date: March 2, 2015 By: /s/ Daniel Martinez Daniel Martinez President & CEO